CREDIT AND FORBEARANCE AGREEMENT
                        --------------------------------


          THIS CREDIT AND FORBEARANCE AGREEMENT (this "Agreement") is made as of the 17th day of August, 1998, by and between the MACTARNAHAN LIMITED PARTNERSHIP, an Oregon limited partnership ("Lender") and PORTLAND BREWING COMPANY, an Oregon corporation ("Borrower").

Recitals.
--------

         A. Borrower is obligated to Bank of America NT & SA ("Bank of America"), under and pursuant to that certain Business Loan Agreement dated as of December 15, 1995, as amended in six amendments numbered one through five, and seven (a number six having never been executed), and dated as of July 23, 1996, December 19, 1996, March 27, 1997, April 23, 1997, November 24, 1997, and
May, 1998, respectively (as amended, the "Loan Agreement"). The Loan Agreement is secured by that certain Security Agreement (Receivables, Inventory and Equipment) dated as of December 15, 1997 (the "Security Agreement"), and by a UCC-1 Financing Statement recorded with the Oregon Secretary of State on December 21, 1995, and a UCC-1A Financing Statement recorded in Multnomah County on December 27, 1996 (together with the Security Agreement, the "Security Instruments"). The Loan Agreement and the Security Instruments are herein together referred to as the "Loan Agreements."

         B. Under the Loan Agreement Borrower is indebted to the Bank of America under three facilities consisting of a revolving line of credit (the "Revolving Line") and two fixed term loans (the "Term Loans").

         C. Borrower is currently in default to the Bank of America under the Loan Agreements as more particularly set forth in Schedule 1.1 to this Agreement. Borrower is engaged in negotiations with other financial institutions to extend credit to Borrower so that Borrower can pay and retire the Revolving Line. To permit Borrower to conclude such negotiations, Borrower has requested that Lender (a) purchase and take assignment of the Loan Agreements from the Bank of America, and (b) advance to Borrower, for Borrower's working capital requirements, up to $600,000, in addition to the amount outstanding under the Revolving Line, as set forth in Schedule 1.2, the same to be evidenced by Borrower's promissory note and to be secured by the Security Agreement. In addition, Borrower has requested that Lender agree to forebear from exercising any remedies available to it under the Loan Agreements arising by reason of Borrower's existing default thereunder.

         D. Lender is willing to acquire the Loan Agreements from Bank of America, to make certain working capital advances to Borrower and to agree to forebear from exercising remedies under the Loan Agreements on the terms, and subject to the conditions, set forth in this Agreement.

Agreement.
---------

         NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties agree:

         1. Borrower's Representations and Warranties
            -----------------------------------------. Borrower acknowledges that, by an Assignment of Interest under Loan Agreements - Private, of even date herewith, between Bank of America and Lender, Lender is acquiring all of Bank of America's right, title and interest in the Loan Agreements and will be substituted as the "Bank" thereunder. Borrower hereby represents and warrants to and for the benefit of Lender, and with the knowledge that Lender is relying hereon in acquiring the Loan Agreements pursuant to the Assignment:

                  1.1 Agreements in Effect; No Defaults
                      ---------------------------------. Except as set forth in
Schedule 1.1, the Loan Agreements, and each of them, is in full force and effect and unmodified, there exist no defenses to the enforcement of any such document against Borrower in accordance with its terms, and there exists thereunder no default on the part of either Borrower or the Bank, and no event or circumstance that, with notice, the passage of time, or both, would constitute such a default.

                  1.2 Outstanding Obligations
                      -----------------------. Attached as Schedule 1.2 to this
Agreement is a true and correct summary of the current status of each of the credit facilities outstanding under the Loan Agreements, including, without limitation, the outstanding principal balance of each such facility, the rate at which interest is accruing thereunder, the amount of outstanding interest accrued thereunder and the amount of any payment past due thereunder.

                  1.3 Continued Truth of Representations
                      ----------------------------------. Except as set forth in
Schedule 1.3, each of the representations and warranties made by Borrower in the Loan Agreements, or any of them, is true and accurate in all material respects as of the date of this Agreement.

         2. Acknowledgment
            --------------. Borrower acknowledges that Lender has pledged the Loan Agreements to the Bank as security for Lender's payment to the Bank of the purchase price for the Loan Agreements, which amount is due and payable by Lender to the Bank not later than August 31, 1998.

         3. Forbearance; Amendment to Loan Agreement
            ----------------------------------------. Until the earlier of (a)
August 31, 1998, or (b) the date on which Borrower retires the outstanding principal balance of the Revolving Line and of the New Note (defined at Section
4), Lender shall not exercise any remedy available to it under the Loan Agreements by reason of any default existing under the Loan Agreements as of the date of this Agreement; provided, however, that the Loan Agreement is hereby amended so that:

                  (i) From and after the date of this Agreement, Lender shall have no obligation to make any further advance to Borrower under the Loan Agreement in respect of the Revolving Line, the outstanding principal balance of which is fixed as of the date of this Agreement at the amount set forth in
Schedule 1.2;

                  (ii) Effective September 1, 1998, the interest rate applicable to the Revolving Line and to the Term Loans shall be the greater of (a) the interest rate applicable under the New Note, or (b) the interest rate applicable thereto under the Loan Agreement;

                  (iii) Effective on and as of the date on which Lender has paid and discharged in full its obligation to the Bank of America in respect of the purchase price payable for the Loan Agreements, a default under the New Note (after giving effect to any notice and cure periods provided therein) shall constitute a default under the Loan Agreements; and

                  (iv) Effective on the later of the date on which Lender has paid and discharged in full its obligation to the Bank of America in respect of the purchase price payable for the Loan Agreements, or September 1, 1998, the Term Loans shall be due and payable on demand.

The Lender's agreement to forbear set forth in this Section 3 shall replace and supersede in their entirety all prior agreements between the Bank of America and Borrower concerning the Bank's forbearance under the Loan Agreements.

         4. Promissory Note
            ---------------. Contemporaneously with execution and delivery of this Agreement, Borrower has executed and delivered to Lender, Borrower's promissory note in the original principal amount of $600,000.00 (the "New Note"). From and after the date of this Agreement, through and including the date upon which Lender's agreement to forbear under Section 3 expires (the "Expiration Date"), Lender shall lend to Borrower under the New Note up to Six Hundred Thousand and 00/100 Dollars ($600,000.00) in up to six separate advances, each such advance to be made within two (2) business days following Borrower's written request therefor; provided, that in no event shall Lender be obligated to advance sums under the New Note at a time when the outstanding principal balance of the New Note exceeds the Borrowing Base (as such term is defined in Exhibit A) or if the advance would cause the outstanding principal balance of the New Note to exceed the Borrowing Base. From and after the Expiration Date, Lender may, but shall not be obligated to, make additional advances to Borrower of amounts that Borrower has previously repaid to Lender under the New Note.

         5. Security Agreement
            ------------------. Borrower hereby acknowledges that the New Note, and all amounts advanced, accruing or that might otherwise come due thereunder or under this Agreement, constitute "Indebtedness" under the Section 2 of the Security Agreement and payment and performance thereof is therefore secured by the Security Agreement.



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

         6. Fees and Expenses
            -----------------. Borrower shall pay directly when due, or shall reimburse to Lender on demand, all of Lender's reasonable out-of-pocket costs and expenses, to the extent incurred by Lender in connection with the negotiation, preparation, review, carrying out, amendment, waiver, refinancing, restructuring, reorganization and enforcement of, and collection pursuant to, this Agreement, the Loan Agreements, the New Note, any advance or disbursement under the New Note, any substitution of security under this Agreement or the Security Agreement, and any amendment of any financing statement made or given pursuant to this Agreement or the Security Agreement including, without limitation, Lender's reasonable attorneys' fees; fees of Lender's certified public accountants and other outside experts; credit reports; appraisal fees; lien searches; escrow charges; recording or filing fees; insurance premiums; inspection, due diligence and/or audit fees before execution hereof and periodically during the term hereof; and any and all other expenses or charges incurred in connection hereof.

         7. General Provisions.
            ------------------

                  7.1 Governing Law
                      -------------. This Agreement shall be enforced and construed in accordance with the laws of Oregon and Borrower waives the right to be sued elsewhere.

                  7.2 Successors and Assigns
                      ----------------------. This Agreement shall be binding upon Borrower and the successors and legal representatives of Borrower, and shall inure to the benefit of Lender and its successors, assigns and legal representatives. All references herein to Lender shall include any subsequent owner and/or holder of the Loan Agreements, the New Note, or any interest in any of them.

                  7.3 Cumulative Remedies
                      -------------------. Lender's rights, remedies and recourse under the New Note, the other Loan Agreements, or this Agreement are separate and cumulative and may be pursued separately, successively or concurrently, are non-exclusive and the exercise of any one or more of them shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which Lender may be entitled.

                  7.4 Modifications
                      -------------. No provision hereof shall be modified or limited by course of conduct, usage of trade, by the law merchant or in any other manner except by a written agreement expressly referring hereto and to the provision so modified or limited and signed by Borrower and Lender.

                  7.5 Severalty
                      ---------. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.



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

                  7.6 Notices
                      -------. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered (including by means of professional messenger service) or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission followed by delivery of a "hard" copy, and shall be deemed received upon the date of receipt thereof, as follows:

   If to Lender:             MacTarnahan Limited Partnership
                             11416 SW Lynnridge Ave.
                             Portland, OR  97225
                             Telecopy: (503) 646-3782
                             Attn: Scott MacTarnahan

  With a copy to:            Parisi & Parisi
                             1630 S.W. Morrison, Suite 100
                             Portland, OR  97205
                             Telecopy: (503) 721-2300
                             Attn: Robin B. Parisi

  If to Borrower:            Portland Brewing Company
                             2730 NW 31st Ave.
                             Portland, OR  97210
                             Telecopy: (503) 226-2702
                             Attn: Tony Adams

  With a copy to:            Schwabe Williamson & Wyatt PC
                             1600-1800 PacWest Center
                             1211 SW 5th Ave
                             Portland, OR  97204
                             Telecopy: (503) 796-2900
                             Attn:  John D. Guinasso

Notice of change of address shall be given by written notice in the manner specified in this Section 7.6.

                  7.7 Attorneys' Fees
                      ---------------. Should any litigation be commenced between the parties concerning this Agreement or the transactions contemplated hereby, the prevailing party in such litigation shall be entitled, in addition to such other relief as may be granted, to receive from the losing party a reasonable sum as and for its attorneys' fees, at trial, on appeal, in connection with any petition for review, or in any proceeding before a U.S. Bankruptcy Court, said amount to be set by the court before which the matter is heard.

                  7.8 No Separate Agreements
                      ----------------------. This Agreement, the New Note and the Loan Agreements contain all of the agreements of Borrower and Lender concerning their subject matter and the rights and obligations of Borrower with respect thereto, and there are no other agreements or understandings concerning the same between Borrower and Lender.

                  7.9 Entire Agreement
                      ----------------. This Agreement, together with the exhibits listed below and any other document to be furnished pursuant to the provisions hereof embody the entire agreement and understanding of the parties hereto as to the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to in such documents. This Agreement and such documents supersede all prior agreements and understandings among the parties with respect to the subject matter hereof.


         Exhibit A     -  Definition of Borrowing Base
         Schedule 1.1  -  Existing Defaults
         Schedule 1.2  -  Status of Each Credit Facility
         Schedule 1.3  -  Exceptions to Representations and Warranties


         In witness whereby, the parties have executed this Agreement by and through their duly authorized officers as of the date and year first written above.


                                    MACTARNAHAN LIMITED PARTNERSHIP,
                                    an Oregon limited partnership

                                    By: Harmer Mill and Logging Supply Co.,
                                        dba Harmer Company, its general partner

                                        By: /s/ Robert M. MacTarnahan
                                           -------------------------------------
                                        Name: Robert M. MacTarnahan
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------


                                    PORTLAND BREWING COMPANY,
                                    an Oregon corporation

                                    By: /s/ C.A. Adams
                                       -----------------------------------------
                                    Name: C.A. Adams
                                         ---------------------------------------
                                    Title: President
                                          --------------------------------------

                                    EXHIBIT A

                          DEFINITION OF BORROWING BASE
                          ----------------------------

As used in this Agreement, the term "Borrowing Base" shall mean the sum of:

         (a) 85% of the balance due on Qualifying Receivables; and

         (b) 50% of the value of Qualifying Inventory;

where:

         (i) Qualifying Receivables shall mean outstanding Trade Receivables that have aged less than ninety (90) days from invoice date, less any portion thereof constituting either (A) keg deposits, or (B) contra accounts receivable in respect of accounts payable to customers, and

         (ii) Qualifying Inventory, unless and until the parties otherwise agree in writing, shall mean "Inventory consisting of finished goods, work in process and raw materials (not including packaging supplies)," as such phrase appears in and was applied in application under that certain Amendment No. 3 to Business Loan Agreement included among the Loan Agreements (including, without limitation, provisions therein applicable to the valuation of Inventory).